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Loyola University Chicago                            Exclusive License Agreement
Bio-Bridge Science Corporation                                       Page 1 of 5
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                           EXCLUSIVE LICENSE AGREEMENT

WHEREAS Liang Qiao and Wei Shi, of 6526 Maxwell Drive, Woodridge, Illinois 60517 and 3436 South Union Avenue, #1F, Chicago, Illinois 60616, respectively, have invented certain technology pertaining to PAPILLOMAVIRUS PSEUDOVIRIONS AS A GENETIC VECTOR AND VACCINE ("the Technology"),

WHEREAS Liang Qiao and Wei Shi have assigned the entirety of their interest to the Technology in all countries to Loyola University Chicago, of 2160 South First Avenue, Maywood, Illinois 60153 (hereinafter referred to as "Loyola"),

WHEREAS Loyola is desirous of developing the Technology in the United States of America, Japan, China and

WHEREAS Bio-Bridge Science Corporation of Scotia Center, 4th Floor, P.O. Box 2804, George Town, Grand Caymen, Caymen Islands (hereinafter referred to as "Bio-Bridge ") desires to obtain an exclusive license to the Technology within the United States of America, Japan and People's Republic of China (including mainland China, Taiwan, Hong Kong and Macau);

NOW THEREFORE, for good and valuable mutual consideration, the receipt of which Bio-Bridge and Loyola hereby acknowledge, the following is hereby agreed between Loyola and Bio-Bridge:

1. Loyola grants to Bio-Bridge an exclusive license to the Technology within the United States of America, Japan, and People's Republic of China, which license includes the following:

     A. Bio-Bridge shall have the exclusive right to make, have made, use, sell, and offer to sell the Technology within the United States of America, Japan and People's Republic of China.

     B. Bio-Bridge shall have the exclusive right to file patent applications for any aspect of the Technology, at Bio-Bridge's expense but in the name of Dr. Liang Qiao and Dr. Wei Shi, within the United States of America, Japan and People's Republic of China.

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Loyola University Chicago                            Exclusive License Agreement
Bio-Bridge Science Corporation                                       Page 2 of 5
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     C.   Bio-Bridge shall enjoy, as exclusive licensee,  the full and exclusive right to any patent that might issue in the United States of America, Japan, People's Republic of China on any patent application concerning the Technology, but any such patents shall be owned by the University. Bio-Bridge shall be responsible for all expenses associated with maintaining any such patents in force.

     D. Bio-Bridge shall have the right to grant nonexclusive sublicenses to use the technology to its customers within the United States of America, Japan and People's Republic of China on any such terms as Bio-Bridge desires.

     E. Bio-Bridge shall have the right to grant nonexclusive sublicenses to make any aspect of the Technology to its suppliers within the United States of America, Japan, People's Republic of China on any such terms as Bio-Bridge desires.

     F. Bio-Bridge may grant exclusive sublicenses to the Technology within the United States of America, Japan, People's Republic of China on such terms as it desires, after first giving written notice to Loyola, which may veto the sublicense or any term thereof, within thirty (30) days of receiving such notice.

     G. Bio-Bridge shall have the right to enforce its rights to the Technology in any way it deems appropriate, including filing suit for infringement of any patent granted thereon, within the United States of America, Japan, People's Republic of China, provided that any enforcement shall be at Bio-Bridge's expense and provided that Bio-Bridge notify Loyola within thirty (30) days of any act taken to enforce its rights in the United States of America, Japan and People's Republic of China.

2. Loyola shall continue to own the entire worldwide rights to the Technology, including any improvements thereon, including any improvements made by Bio-Bridge.

3. Bio-Bridge shall notify Loyola within thirty (30) days of any patent applications it might file, as well as of all events during the prosecution of such patents, including the issuance of any patents granted on such application.

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Loyola University Chicago                            Exclusive License Agreement
Bio-Bridge Science Corporation                                       Page 3 of 5
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4.   Bio-Bridge Science  Corporation shall reimburse  Loyola's  expenditures and legal fees ($3,000.00) in granting the exclusive license stated herein to Bio-Bridge Science Corporation in each of the above-mentioned countries. Any such reimbursement shall be payable in U.S. Dollars and shall be due to Loyola within 30 days of Loyola's issuance to Bio-Bridge of a request for reimbursement identifying the fees.

5. Bio-Bridge shall pay to Loyola 4% (four percent) net profit for all uses of the Technology within the United States of America, Japan and People's Republic of China, including the uses of any of Bio-Bridge sublicenses. Such payments are payable in U.S. Dollars and shall be due to Loyola within 30 days of June 1 and December 1 of each calendar year, or immediately upon termination of this Agreement.

6.   Bio-Bridge  shall  make  annual  reports  to  Loyola  indicating  all  uses
     (including the uses of any of Bio-Bridge sublicenses and all fees Bio-Bridge receives from the granting of any sublicenses of the Technology within the United States of America, Japan and People's Republic of China), including a statement of the net profit realized from each such use. Such statements shall be supplied to Loyola within 45 days of January 1 of each year.

7. This Agreement will continue to exist perpetually or for the maximum period of time permitted by law, unless terminated, and it shall inure to the benefit of and bind all successors-in-interest of the parties hereto.

8. This Agreement shall not be modified except by written instrument executed by both Bio-Bridge and Loyola.

9. Bio-Bridge may terminate this Agreement in total by providing written notice specifying the date upon which the agreement is to be terminated to the other party no earlier than 45 days and no later than 30 days preceding the date upon which the Agreement is to be terminated. Loyola may terminate this Agreement under such a condition: Dr. Liang Qiao will provide Bio-Bridge with a specific product (vaccine) which has been tested in animal models and clinical trials for safety and effectiveness. Bio-Bridge will apply for the government permit of its production in America, Japan and People's Republic of China. Once the permits are granted to Bio-Bridge by the U.S., Japan and China governments, Bio-Bridge shall pay $50,000.00 to Loyola within thirty days. Five years after U.S., Japan, China governments have granted the permit for its production, if Bio-Bridge has not made any effort in marketing this product, then Loyola may terminate this Agreement.

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Loyola University Chicago                            Exclusive License Agreement
Bio-Bridge Science Corporation                                       Page 4 of 5
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10.  Upon termination of this Agreement,  all sublicenses  granted by Bio-Bridge
     Science Corporation within the United States of America, Japan, People's Republic shall terminate, and Loyola shall not be liable in any way to Bio-Bridge Science Corporation due to termination of any such sublicense.

11. Upon termination of this Agreement, Bio-Bridge shall immediately supply to Loyola a report such as specified in paragraph 6 for the period from January 1 through the date of termination and shall immediately pay to Loyola all royalties or other fees due to Loyola up to and including the date of termination.

12. Any excuse or variance of performance on the part of any party shall not act as a modification of this Agreement or in any way diminish the right of each party to demand the other party's full performance under the Agreement.

13. This Agreement shall be interpreted in accordance with the law of the State of Illinois, and it shall be enforceable in the courts of that State. Neither party shall object to submitting to the jurisdiction of the courts of that State with respect to any matter relating to this Agreement.

14. The terms set forth in this instrument constitute the entire Agreement between the parties with respect to the Technology, and it is the intent of the parties to substitute the terms set forth herein for any prior understanding pertaining to the Technology that may have existed between them at any time, and the effect of this Agreement is to extinguish any such understanding that contradicts or in any way goes beyond the terms of the Agreement as set forth herein.

15. Should any portion of this Agreement be deemed by a court of competent jurisdiction to be unenforceable for any reason, the remainder of the Agreement shall remain in force.

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Loyola University Chicago                            Exclusive License Agreement
Bio-Bridge Science Corporation                                       Page 5 of 5
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IN WITNESS WHEREOF, the parties hereby signify their assent to the terms of this
Agreement by the signatures of their representatives, each of whom is hereby acknowledged to have authority to enter into contracts and otherwise bind his respective party:

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For Loyola:                                For Bio-Bridge Science Corporation

Date: 4/22/02                              Date: 2002.4.15

     /s/ John A. Robinson                       /s/ Yu Mingjin
     --------------------------------           -------------------------------

     John A. Robinson, M.D.                     President
     Associate Dean of Research                 Bio-Bridge Science Corporation
     Professor of Medicine and Microbiology     Scotia Center,  4th Floor,
       and Immunology                           P.O. Box 2804, George Town,
     Loyola University of Chicago               Grand Caymen, Caymen Islands
     Maywood, IL 60153
     United States of America
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